Exhibit 32.1


           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-KSB of International Imaging Systems, Inc. for the period ended December 31, 2005, I,
C. Leo Smith, President, Chief Executive Officer and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1. Such Annual Report on Form 10-KSB for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of International Imaging Systems, Inc.

                                        INTERNATIONAL IMAGING SYSTEMS, INC.


Dated: March 28, 2006                   By: /s/ C. LEO SMITH
                                            ------------------------------------
                                            C. Leo Smith, President, Chief
                                            Executive Officer, and Chief
                                            Financial Officer

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